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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)     February 21, 2002
                                                   -----------------------------

                         eRoomSystem Technologies, Inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

           000-31037                                    87-0540713
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    (Commission File Number)                (IRS Employee Identification No.)

         390 North 3050 East, St. George, Utah                     84790
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        (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code         (800) 316-3070
                                                     ---------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

         As of February 21, 2002, we consummated a private placement of our common stock to certain accredited investors where we received gross proceeds of $1,416,000. The issuance of securities was exempt from registration in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act. We did not engage any underwriters with respect to the private placement of our common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

               99.1     Press Release issued by the Registrant on March 8, 2002.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     eROOMSYSTEM TECHNOLOGIES, INC.
                                              (Registrant)



Date:  March 8, 2002                 By: /s/ Gregory L. Hrncir
                                        --------------------------------
                                         Gregory L. Hrncir
                                         Vice President of Business Development,
                                         General Counsel and Secretary